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                                                                    EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Proxima Corporation on Form S-8 and the related Prospectus of our reports dated May 3, 1996 (June 28, 1996 as to Note 8), appearing in the Annual Report on Form 10-K of Proxima Corporation for the year ended March 31, 1996.



DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP


San Diego, California
January 30, 1997